BLACKROCK FUNDS II —
BLACKROCK ENHANCED INCOME PORTFOLIO

 Supplement dated September 11, 2009 to the
Prospectus and Statement of Additional Information, each dated January 28, 2009

 On September 9, 2009, the Board of Trustees of BlackRock Funds II, on behalf of its series, BlackRock Enhanced Income Portfolio (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on September 14, 2009 the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about November 20, 2009 all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at NAV, and the Fund will then be terminated.

Code# PR&SAI-BD7-0909-SUP4